UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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          Date of Report (Date of earliest event reported): May 7, 2004


                              THE FIRST YEARS INC.
               (Exact Name of Registrant as Specified in Charter)


          Massachusetts                   0-7024               04-2149581
  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
        of Incorporation)                                  Identification No.)


                One Kiddie Drive, Avon, Massachusetts 02322-1171
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 588-1220
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              (Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits. The following exhibit is furnished with this report:

      Exhibit No.             Description
      -----------             -----------

      99.1                    Press release issued by The First Years Inc.
                              on May 7, 2004

Item 12. Results of Operations and Financial Condition.

      On May 7, 2004, The First Years Inc. issued a press release to announce its financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

      The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE FIRST YEARS INC.


Dated:  May 7, 2004                 By: /s/ JOHN R. BEALS
                                        --------------------------------------
                                        John R. Beals
                                        Senior Vice President - Finance,
                                        Chief Financial Officer and Treasurer